Exhibit 99.1

Investor Contact:
Andrew Blazier, Senior Associate
Sharon Merrill
(617) 542-5300
trr@investorrelations.com

Company Contact:
Thomas W. Bennet, Jr., CFO
(978) 970-5600
tbennet@trcsolutions.com

TRC Announces Third-Quarter Fiscal 2017 Financial Results
NSR Up 6% from Q3 Fiscal 2016; Net Income of $4.5 Million
Lowell, MA, May 4, 2017 - TRC Companies, Inc. (NYSE: TRR), a recognized leader in engineering, environmental consulting and construction-management services to the power, environmental, infrastructure and oil and gas markets, today announced financial results for the fiscal third quarter ended March 31, 2017.

	Three Months Ended				Nine Months Ended
	March 31,	March 25,	$	%	March 31,	March 25,	$	%
(In millions, except per share data)	2017	2016	Change	Change	2017	2016	Change	Change

GAAP Results
Net service revenue (1)	$128.7	$121.3	$7.5	6%	$380.4	$332.8	$47.6	14%
Acquisition and integration expense	$—	$1.6	$(1.6)	-100%	$—	$3.7	$(3.7)	-100%
Goodwill impairment	$—	$24.5	$(24.5)	-100%	$—	$24.5	$(24.5)	-100%
Depreciation	$1.7	$1.9	$(0.2)	-12%	$5.2	$5.1	$0.2	3%
Amortization	$2.8	$3.2	$(0.3)	-11%	$8.1	$5.1	$3.1	60%
Operating income	$7.0	$(23.3)	$30.4	N/A	$20.0	$(8.9)	$28.9	N/A
Net income applicable to TRC Companies, Inc.	$4.5	$(14.3)	$18.8	N/A	$12.1	$(5.9)	$18.0	N/A
Diluted earnings per common share	$0.14	$(0.46)	$0.60	N/A	$0.38	$(0.19)	$0.57	N/A

Non-GAAP Results
EBITDA (2)	$11.5	$(18.2)	$29.7	N/A	$33.4	$1.2	$32.2	2,644%
Adjusted EBITDA (3)	$11.5	$7.9	$3.6	46%	$33.4	$29.4	$4.0	14%

(1)	The Company believes net service revenue (NSR) best reflects the value of services provided and is the most meaningful indicator of revenue performance.

(2)
TRC presents EBITDA because it believes that it is a useful tool for the Company, its lenders and its investors to measure the Company’s ability to meet debt service, capital expenditure and working capital requirements. As used in the presentation, EBITDA is operating income plus depreciation and amortization.

(3)
Excludes acquisition and integration expenses of $1.6 million and $3.7 million for the three and nine months ended March 25, 2016, respectively, and a goodwill impairment charge of $24.5 million for the three months and nine months ended March 25, 2016. For a complete reconciliation of the Company’s non-GAAP results, please see the associated reconciliation tables, which are posted on the Company’s website.

“Our third quarter results were driven by robust demand in the majority of our markets. NSR was $128.7 million, up 6% from $121.3 million in the same quarter of fiscal 2016. The increase was driven primarily by large capital projects in our Power segment, including a significant program management project in California,” said Chris Vincze, Chairman and Chief Executive Officer. “Our Infrastructure segment also contributed to NSR growth, driven by transportation-related spending associated with several large public-private partnership projects. Our strong topline performance drove operating income of $7.0 million, net income of $4.5 million and EBITDA of $11.5 million.”

TRC
650 Suffolk Street • Lowell, Massachusetts 01854
Telephone 978-970-5600 • Fax 978-453-1995

About TRC
A pioneer in groundbreaking scientific and engineering developments since the 1960s, TRC is a national engineering, environmental consulting and construction management firm that provides integrated services to the power, environmental, infrastructure and oil and gas markets. TRC serves a broad range of commercial, industrial and government clients, implementing complex projects from initial concept to delivery and operation. TRC delivers results that enable clients to achieve success in a complex and changing world. For more information and updates from the Company, visit TRC's website at www.TRCsolutions.com and follow TRC on Twitter and StockTwits at @TRC_Companies and on LinkedIn.

Forward-Looking Statements
Certain statements in this press release may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify these statements by forward-looking words such as "may," "expects," "plans," "anticipates," "believes," "estimates," or other words of similar import. You should consider statements that contain these words carefully because they discuss TRC’s future expectations, contain projections of the Company’s future results of operations or of its financial condition, or state other "forward-looking" information. TRC believes that it is important to communicate its future expectations to its investors. However, there may be events in the future that the Company is not able to accurately predict or control and that may cause its actual results to differ materially from the expectations described in its forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those discussed as a result of various factors, including, but not limited to, circumstances which could create large cash outflows, such as contract losses, litigation, uncollectible receivables and income tax assessments; regulatory uncertainty; the availability of funding for government projects; the level of demand for TRC’s services; product acceptance; industry-wide competitive factors; the ability to continue to attract and retain highly skilled and qualified personnel; the availability and adequacy of insurance; capital availability and project investment by TRC’s clients; and general political or economic conditions. Furthermore, market trends are subject to changes, which could adversely affect future results. See the risk factors and additional discussion in TRC’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, and other factors included from time to time in the Company’s other filings with the Securities and Exchange Commission.

TRC
650 Suffolk Street • Lowell, Massachusetts 01854
Telephone 978-970-5600 • Fax 978-453-1995

TRC Companies, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	March 31, 2017	March 25, 2016	March 31, 2017	March 25, 2016
Gross revenue	$189,724	$158,130	$569,237	$451,332
Less subcontractor costs and other direct reimbursable charges	60,999	36,877	188,851	118,534
Net service revenue	128,725	121,253	380,386	332,798
Interest income from contractual arrangements	20	27	116	69
Insurance recoverables and other income	1,140	146	2,421	1,919
Operating costs and expenses:
Cost of services (exclusive of costs shown separately below)	107,071	104,030	316,360	280,690
General and administrative expenses	11,290	9,523	33,171	24,690
Acquisition and integration expenses	—	1,606	—	3,724
Goodwill impairment	—	24,465	—	24,465
Depreciation	1,701	1,942	5,243	5,070
Amortization	2,813	3,162	8,146	5,078
Total operating costs and expenses	122,875	144,728	362,920	343,717
Operating income (loss)	7,010	(23,302)	20,003	(8,931)
Interest income	391	189	955	326
Interest expense	(1,201)	(1,073)	(2,887)	(1,562)
Income (loss) from operations before taxes	6,200	(24,186)	18,071	(10,167)
Income tax (provision) benefit	(1,663)	9,954	(5,867)	4,358
Net income (loss)	4,537	(14,232)	12,204	(5,809)
Net income applicable to noncontrolling interest	(39)	(65)	(69)	(59)
Net income (loss) applicable to TRC Companies, Inc.	$4,498	$(14,297)	$12,135	$(5,868)

Basic earnings per common share	$0.14	$(0.46)	$0.39	$(0.19)
Diluted earnings per common share	$0.14	$(0.46)	$0.38	$(0.19)

Weighted-average common shares outstanding:
Basic	31,605	31,045	31,401	30,886
Diluted	32,248	31,045	31,937	30,886

TRC
650 Suffolk Street • Lowell, Massachusetts 01854
Telephone 978-970-5600 • Fax 978-453-1995

TRC Companies, Inc.
Condensed Consolidated Balance Sheets
(in thousands, except share data)
(Unaudited)

	March 31, 2017	June 30, 2016
ASSETS
Current assets:
Cash and cash equivalents	$6,211	$18,804
Restricted cash	16,760	71
Accounts receivable, less allowance for doubtful accounts	183,069	149,280
Insurance recoverable - environmental remediation	47,410	49,934
Restricted investments	5,863	5,959
Income taxes refundable	—	75
Prepaid expenses and other current assets	22,253	24,122
Total current assets	281,566	248,245

Property and equipment	72,971	74,053
Less accumulated depreciation and amortization	(51,747)	(51,593)
Property and equipment, net	21,224	22,460
Goodwill	91,054	75,337
Intangible assets, net	48,515	45,969
Deferred income tax assets	24,685	26,239
Long-term restricted investments	17,010	18,420
Long-term prepaid insurance	21,838	23,425
Other assets	14,731	18,383
Total assets	$520,623	$478,478
LIABILITIES AND EQUITY
Current liabilities:
Current portion of long-term debt	$10,783	$18,339
Accounts payable	45,429	29,311
Accrued compensation and benefits	46,788	48,485
Deferred revenue	14,659	15,363
Environmental remediation liabilities	8,640	8,654
Income taxes payable	649	265
Other accrued liabilities	83,915	58,026
Total current liabilities	210,863	178,443
Non-current liabilities:
Long-term debt, net of current portion	80,056	79,243
Long-term income taxes payable	939	2,204
Deferred revenue	59,595	65,340
Environmental remediation liabilities	395	433
Total liabilities	351,848	325,663
Commitments and contingencies
Equity:
Common stock, $.10 par value; 40,000,000 shares authorized, 31,623,496 and 31,620,014 shares issued and outstanding, respectively, at March 31, 2017, and 31,087,084 and 31,083,602 shares issued and outstanding, respectively, at June 30, 2016	3,162	3,109
Additional paid-in capital	198,918	195,156
Accumulated deficit	(33,763)	(45,898)
Accumulated other comprehensive loss	(130)	(71)
Treasury stock, at cost	(33)	(33)
Total stockholders' equity applicable to TRC Companies, Inc.	168,154	152,263
Noncontrolling interest	621	552
Total equity	168,775	152,815
Total liabilities and equity	$520,623	$478,478

TRC
650 Suffolk Street • Lowell, Massachusetts 01854
Telephone 978-970-5600 • Fax 978-453-1995